Exhibit 10.6.1
     Form of Nomination Notice - SMHL Mortgage Original and Management Agreement

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NOMINATION NOTICE
SMHL MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT

TO:   PERPETUAL LIMITED
      ABN 86 000 431 827
      of Level 12, 123 Pitt Street, Sydney, New South Wales
      (TRUSTEE)

AND:  MEMBERS EQUITY BANK PTY LIMITED
      ABN 56 070 887 679
      of Level 16, 360 Collins Street, Melbourne, Victoria
      (MORTGAGE MANAGER)

FROM: ME PORTFOLIO MANAGEMENT LIMITED
      ABN 79 005 964 134
      of Level 16, 360 Collins Street, Melbourne, Victoria
      (MANAGER)

We refer to the Mortgage Origination and Management Agreement dated 4 July 1994 between the Trustee and National Mutual Property Services (Aust) Pty Limited as novated and amended (MOMA).

Pursuant to clause 20.1 of the MOMA we hereby nominate the following Fund as a Fund and a Nominated Fund for the purposes of clause 20 of the MOMA:

      SMHL Global Fund [   ]-[ ]

A word or phrase (unless otherwise defined in this Nomination Notice) defined in the MOMA has the same meaning as in the MOMA when used in this Nomination Notice.


DATED: [                ]


SIGNED for and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED
by two of its Authorised Signatories:


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Authorised Signatory                             Authorised Signatory


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Name (please print)                              Name (please print)